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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65376) of Accenture Ltd of our report dated November 27, 2001 relating to the financial statements of the Accenture Ltd 2001 Employee Share Purchase Plan, which appears in this Form 10-K/A.

/s/ PricewaterhouseCoopers LLP
December 21, 2001
Chicago, Illinois

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